UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 13, 2007

Date of Report (Date of
earliest event reported)

Poniard Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Washington	0-16614	91-1261311
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

7000 Shoreline Court, Suite 270, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

(650) 583-3774
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 13, 2007, Poniard Pharmaceuticals, Inc. filed a preliminary prospectus supplement in connection with the proposed offering of up to 9,500,000 shares of common stock pursuant to an effective registration statement previously filed with the Securities and Exchange Commission (File no. 333-140584).

The following portions of the preliminary prospectus supplement attached hereto as Exhibit 99.1 are incorporated herein by reference to this Item 8.01:  “Prospectus Supplement Summary” on pages S-1 through S-6, “Risk Factors” on pages S-7 through S-23 and “Forward-Looking Statements” on page S-24.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1 – Preliminary Prospectus Supplement (to the prospectus dated March 21, 2007) dated April 13, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Poniard Pharmaceuticals, Inc.

Dated: April 18, 2007	By:	/s/ Anna L. Wight
Name: Anna L. Wight
Title: Vice President, Legal

EXHIBIT INDEX

Exhibit No.	Description
99.1	Preliminary Prospectus Supplement (to the prospectus dated March 21, 2007) dated April 13, 2007.